UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 3, 2003
                                                        ----------------


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)




      United States         333-103210                   22-2382028
      -------------         ----------                   ----------
     (State or other        (Commission File Number)     (I.R.S. employer
     Jurisdiction of                                     Identification No.)
      Incorporation)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


     Registrant's telephone number, including area code: (302) 575-5000.

Item 5.   Other Events
          ------------

          On November 3, 2003, the Underwriting Agreement, dated as of October 24, 2003 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On November 3, 2003, the Series 2003-6 Supplement, dated as of November 3, 2003, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On November 3, 2003, the Indenture, dated as of November 3, 2003 (the "Indenture"), between Chase Credit Card Owner Trust 2003-6 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On November 3, 2003, the Trust Agreement, dated as of November 3, 2003 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On November 3, 2003, the Deposit and Administration Agreement, dated as of November 3, 2003 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          Exhibits

          1.3 Underwriting Agreement, dated as of October 24, 2003, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as representative of the several Underwriters.

          4.8 Series 2003-6 Supplement, dated as of November 3, 2003 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as

                    Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of November 3, 2003 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of November 3, 2003 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of November 3, 2003 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION



                                       By:    /s/Patricia M. Garvey
                                          ----------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President



Date: November 7, 2003

                               INDEX TO EXHIBITS
                               -----------------



Exhibit                                             Sequentially
Number           Exhibit                            Numbered Pages
--------         -------                            --------------

1.3              Underwriting Agreement, dated
                 October 24, 2003 among Chase
                 USA, as Transferor, JPMCB, as
                 Servicer, and JPMSI, as
                 representative of the several
                 Underwriters.

4.8              Series 2003-6 Supplement, dated
                 as of November 3, 2003, to the
                 Third Amended and Restated
                 Pooling and Servicing Agreement,
                 as amended by the First
                 Amendment thereto dated as of
                 March 31, 2001, among Chase USA,
                 as Transferor on and after June
                 1, 1996, JPMCB, as Transferor
                 prior to June 1, 1996 and as
                 Servicer, and the Trustee.

4.9              Indenture, dated as of November
                 3, 2003 between the Trust and
                 The Bank of New York, as
                 Indenture Trustee.

4.10             Trust Agreement, dated as of
                 November 3, 2003 between the
                 Depositor and Wilmington Trust
                 Company, as Owner Trustee.

4.11             Deposit and Administration
                 Agreement, dated as of November
                 3, 2003 between Chase USA, as
                 Depositor and Administrator,
                 and the Trust, as Issuer.